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                       HALLMARK CAPITAL APPRECIATION FUND

                    Supplement Dated, January 14, 2005 to the
                       Prospectus Dated September 30, 2004

     The fifth paragraph in the section "Fund Management" which appears on page 18 of the Prospectus, is amended by deleting the paragraph and replacing it with the following:

     "TRAINER, WORTHAM & COMPANY, INC., 1230 AVENUE OF THE AMERICAS, NEW YORK, NY 10020, a wholly owned subsidiary of First Republic Bank, was formed in 1924 and as of September 15, 2003 managed approximately $4.1 billion for individuals, family trusts and employee benefit plans and has over seventy years experience using the investment policies discussed herein. Effective January 14, 2005, David P. Como became the portfolio manager of the Hallmark Capital Appreciation Fund. Mr. Como will be primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Como joined Trainer Wortham in 1969 and served as Director of Research for over 25 years, from 1974-1999. Prior to joining Trainer Wortham, he served as an oil analyst for Chemical Bank and developed their technical analysis department. Mr. Como received his BS degree from Villanova University. Mr. Como is also the portfolio manager of the Hallmark First Mutual Fund."